Dreyfus

New York Tax Exempt

Bond Fund, Inc.

SEMIANNUAL REPORT November 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            16   Statement of Assets and Liabilities

                           17 Statement of Operations

                            18   Statement of Changes in Net Assets

                             19 Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                                                Dreyfus New York

                                                     Tax Exempt Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New York Tax Exempt Bond Fund, Inc., covering the six-month period from June 1, 1999 through November 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Sam Weinstock.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates three times during the summer and fall of 1999. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

Municipal bonds were also adversely affected by supply-and-demand considerations. Recently, however, these technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus New York Tax Exempt Bond Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 1999




DISCUSSION OF FUND PERFORMANCE

Sam Weinstock, Portfolio Manager

How   did   Dreyfus   New   York   Tax   Exempt   Bond   Fund,   Inc.  perform?

The fund achieved a -3.08% total return(1) over the six-month period ended November 30, 1999. In comparison, the Lipper New York Municipal Debt Funds Category Average, the Lipper category in which the fund is reported, achieved a -3.87% total return for the same period.(2)

We attribute the fund's negative return over the period to a declining municipal bond market and a rising interest-rate environment. The fund's modest favorable outperformance of the Lipper average was primarily the result of our security selection strategy, which was designed to take advantage of attractive values created by the market's decline.

What is the fund's investment approach?

The funds objective is to seek as high a level of federal and New York State tax-exempt income as is practical from a diversified portfolio of municipal bonds. We also seek a competitive total return, which includes both income and changes in share price.

To achieve these objectives, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at an attractive price. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed soon by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also use computer models to evaluate the performance of the bonds under various market scenarios, including a 25-percentage point rise in interest rates and a 50-percentage point decline. When we find securities that we believe potentially will provide participation The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

when the market rises and some protection against declines, we tend to hold them for the long term. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the portfolio's performance?

The portfolio was adversely affected by rising interest rates and a fall-off in demand from institutional investors over the past six months.

When the reporting period began on June 1, 1999, investors had become concerned that stronger than expected economic growth, low unemployment and rising commodity prices might rekindle long-dormant inflation pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates three times during the summer and fall of 1999, causing most bond prices to fall.

Municipal bond prices fell substantially for this reason, and also because of differing supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and hedge funds participated less in the tax-exempt market over the past year, which reduced overall demand and drove municipal bond prices down significantly. One result has been that municipal bonds -- including those from New York issuers -- are currently offering tax-exempt yields that compare very favorably with the taxable yields on U.S. Treasury securities, after adjusting for taxes. Of course, this yield increase comes at the cost of having achieved a negative total return.

What is the portfolio's current strategy?

In this generally rising interest-rate environment, we have focused primarily on maintaining the portfolio's average duration within the neutral range. Because a portfolio' s duration naturally extends as interest rates rise and some bonds' prices fall below levels at which issuers might redeem them early, bond portfolios tend to become more sensitive to the adverse short-term effects of higher interest rates. Accordingly, we sold some of our longer maturity bonds, including those priced at discounts to face value. We also sold bonds that were in danger of falling below the prices at which corporations and other institutional investors remain eligible for municipal bonds' tax advantages.

We attempted to reinvest the proceeds of those sales in intermediate-term, tax-exempt bonds that we believed would provide highly competitive yields and remain highly liquid in a declining market. We also took steps to upgrade the portfolio by using high quality bonds to replace pre-refunded bonds as well as bonds that are near their redemption dates. Typically, these new purchases were available at face value or modest premiums. Because of uncertainties in the pre-refunded bond market sector, these new purchases often gave us opportunities to enhance the fund's income stream.

As of November 30, 1999, the portfolio's average duration was slightly shorter than our peer group' s, the Lipper New York Municipal Debt Funds Category Average. This relatively defensive posture was designed to help us take advantage of opportunities to lock in prevailing high yields, as well as capture any potential capital appreciation if longer term interest rates moderate from present levels.

December 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                                        The Fund


STATEMENT OF INVESTMENTS

November 30, 1999 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.1%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--91.6%

Allegany County Industrial Development Agency,

  Civic Facility Revenue

   (Houghton College Civic Facility) 5.25%, 1/15/2018                                         2,750,000                2,432,237

Castle Rest Residential Health Care Facility, Health Care

   Revenue 5.60%, 8/1/2017 (Insured; FHA)                                                     1,700,000                1,671,780

Cohoes Industrial Development Agency, IDR

  (Norlite Corp. Project) 6.75%, 5/1/2009

   (LOC; Dresdner Bank) (Prerefunded 5/1/2002)                                                5,000,000  (a)           5,333,400

Erie County Industrial Development Agency, Life Care

  Community Revenue (Episcopal Church Home)

   5.875%, 2/1/2018                                                                          11,000,000                9,737,310

Huntington Housing Authority, Senior Housing Facility

  Revenue (Gurwin Jewish Senior Residences)

   6%, 5/1/2039                                                                               3,750,000                3,377,625

Long Island Power Authority, Electric Power and Light

  System Revenue:

      5.125%, 4/1/2012 (Insured; MBIA)                                                        7,000,000                6,830,810

      5.25%, 12/1/2014 (Insured; FSA)                                                        13,000,000               12,548,640

Metropolitan Transportation Authority, Revenue:

  Commuter Facilities, Service Contract

      6%, 7/1/2016 (Insured; FGIC)                                                            9,000,000                9,202,230

   Transit Facilities, Service Contract:

      7.125%, 7/1/2009                                                                        5,000,000                5,362,700

      5.125%, 7/1/2014 (Insured; FSA)                                                           100,000                   95,159

      6.625%, 7/1/2014 (Prerefunded 7/1/2002)                                                 5,950,000  (a)           6,355,016

      6.379%, 7/1/2014 (Insured; FSA)                                                         6,950,000  (b,c)         6,277,101

Monroe County Industrial Development Agency, Revenue

   (DePaul Community Facilities) 5.875%, 2/1/2028                                             1,000,000                  848,330

Municipal Assistance Corporation for City of New York,

   Revenue 6%, 7/1/2005                                                                      13,000,000               13,798,330

New York City:

   6.084%, 2/1/2002                                                                           7,415,000  (b,c)         7,662,809

   7.50%, 2/1/2003                                                                            3,500,000                3,743,425

   6.284%, 2/1/2003                                                                           7,525,000  (b,c)         7,838,492

   5.20%, 8/1/2003                                                                              170,000                  172,841

   6.584%, 8/1/2003                                                                           4,920,000  (b,c)         5,167,279

   5.30%, 8/1/2004                                                                              170,000                  173,541

   6.375%, 8/1/2004                                                                          16,000,000               16,828,320

   6.50%, 3/15/2005                                                                          13,770,000               14,748,358

   5.45%, 8/1/2005                                                                              160,000                  164,021

   7.50%, 2/1/2006                                                                            2,900,000                3,103,000

   5.75%, 2/1/2007 (Insured; AMBAC)                                                          12,305,000               12,880,751

   6.25%, 2/15/2007                                                                           2,080,000                2,198,643


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City (continued):

   6.25%, 2/15/2007 (Prerefunded 2/15/2005)                                                   3,295,000  (a)           3,548,583

   5.10%, Series A 8/1/2008                                                                     120,000                  118,858

   5.10%, Series B 8/1/2008                                                                     130,000                  128,762

   6.056%, Series A 8/1/2008                                                                  4,430,000  (b,c)         4,345,653

   6.056%, Series B 8/1/2008                                                                  7,300,000  (b,c)         7,161,008

   5.75%, 8/15/2008                                                                           5,000,000                5,125,200

   5.20%, 8/1/2009                                                                              120,000                  119,226

   5.375%, 8/1/2009 (Insured; FGIC)                                                           7,000,000                7,136,920

   6.25%, 8/1/2009                                                                            9,845,000               10,485,220

   6.256%, 8/1/2009                                                                           4,220,000  (b,c)         4,165,562

   6.50%, 8/15/2009                                                                          10,125,000               11,040,806

   5.25%, 8/1/2010                                                                              130,000                  129,099

   6.356%, 8/1/2010                                                                           8,105,000  (b,c)         7,992,665

   6.25%, 8/1/2010                                                                            9,400,000               10,011,282

   7%, 10/1/2010 (Prerefunded 10/1/2002)                                                      3,860,000  (a)           4,177,331

   5.50%, 11/15/2010                                                                          1,110,000                1,124,830

   6.185%, 11/15/2010                                                                         5,940,000  (b,c)         6,060,226

   5.25%, 3/15/2011                                                                             200,000                  196,890

   6.41%, 3/15/2011                                                                           3,900,000  (b,c)         3,778,710

   3.65%, 8/1/2011                                                                           18,775,000               18,953,363

   6%, 8/1/2011                                                                               9,750,000               10,132,785

   6.25%, 8/1/2011 (Insured; FSA) (Prerefunded 8/1/2002)                                      3,950,000  (a)           4,188,225

   5.75%, 8/15/2011                                                                           4,025,000                4,090,084

   5.75%, 8/15/2011 (Prerefunded 8/15/2003)                                                   4,845,000  (a)           5,099,944

   5.75%, 2/1/2012                                                                            3,000,000                3,045,600

   5.25%, 3/15/2012                                                                             200,000                  194,948

   6.43%, 3/15/2012                                                                           1,900,000  (b,c)         1,804,012

   6.375%, 8/15/2012                                                                         10,365,000               10,928,545

   5%, 5/15/2013 (Insured; MBIA)                                                              8,010,000                7,614,146

   5.25%, 8/1/2013                                                                              200,000                  192,528

   5.35%, 8/1/2013 (Insured; FGIC)                                                           19,660,000               19,386,923

   6.50%, 8/1/2013                                                                            7,400,000  (b,c)         6,847,072

   5.875%, 8/15/2013                                                                          4,550,000                4,630,171

   7%, 10/1/2013                                                                              5,000,000                5,361,800

   6%, 8/1/2014                                                                               2,250,000                2,295,248

   5.875%, 2/1/2016                                                                           2,500,000                2,499,750

   6%, 8/1/2017                                                                               3,000,000                3,016,080

   7%, 2/1/2020 (Prerefunded 2/1/2002)                                                        2,910,000  (a)           3,102,409

   7%, 2/1/2020                                                                               5,930,000                6,272,339

   5%, 3/15/2021                                                                              3,125,000                2,706,250

   7.50%, 8/1/2021 (Prerefunded 8/1/2002)                                                     4,800,000  (a)           5,236,512

   5.875%, 8/1/2024                                                                          16,000,000               15,572,160

   6.125%, 8/1/2025                                                                          12,250,000               12,275,235

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Health and Hospital Corp., Health System

   Revenue 5.25%, 2/15/2017                                                                   3,000,000                2,700,780

New York City Industrial Development Agency:

  IDR:

    (Brooklyn Navy Yard Cogen Partners):

         6.20%, 10/1/2022                                                                     2,750,000                2,719,915

         5.65%, 10/1/2028                                                                    12,500,000               11,348,000

         5.75%, 10/1/2036                                                                     9,000,000                8,174,790

      (Field Hotel Association LP) 6%, 11/1/2028                                             13,525,000               12,492,366

   Special Facilities Revenue (1990 American Airlines Inc.

      Project) 5.40%, 7/1/2020                                                                9,000,000                8,001,180

New York City Municipal Water Finance Authority, Water

  and Sewer Systems Revenue:

      5.625%, 6/15/2011                                                                      16,000,000               16,196,640

      7%, 6/15/2015 (Prerefunded 6/15/2001)                                                   5,655,000  (a)           5,940,125

      5.625%, 6/15/2019 (Insured; MBIA)                                                      17,335,000               16,854,300

      6.20%, 6/15/2021 (Insured; AMBAC)                                                       9,700,000               10,253,967

      5.75%, 6/15/2029 (Insured; MBIA)                                                       11,000,000               10,658,230

New York City Transitional Finance Authority,

  Future Tax Secured Revenue:

      5.25%, 11/15/2011                                                                       5,000,000                4,980,100

      5.25%, 11/15/2012                                                                       5,000,000                4,937,500

      6%, 8/15/2016 (Insured; FGIC)                                                           5,000,000                5,132,800

      5.75%, 8/15/2019                                                                        5,000,000                4,921,350

State of New York:

   5.625%, 8/15/2009                                                                         15,000,000               15,471,450

   5.70%, 8/15/2011                                                                           4,500,000                4,618,305

   6.125%, 11/15/2011                                                                         3,130,000                3,306,125

   5.80%, 10/1/2013                                                                           4,715,000                4,817,221

   5.875%, 3/15/2014                                                                          3,000,000                3,056,640

   5.50%, 7/15/2016                                                                          11,165,000               10,885,428

New York State Dormitory Authority, Revenues:

  (City University Systems):

      5.25%, 7/1/2008 (Insured; FGIC)                                                           200,000                  202,958

      6.298%, 7/1/2008 (Insured; FGIC)                                                        4,900,000  (b,c)         5,044,942

      6.498%, 7/1/2008 (Insured; FGIC)                                                        3,950,000  (b,c)         4,094,886

      5.35%, 7/1/2009 (Insured; FGIC)                                                           200,000                  203,668

      5.375%, 7/1/2014 (Insured; FGIC)                                                        6,500,000                6,390,150

      5.50%, 7/1/2016 (Insured; AMBAC)                                                       24,000,000               23,526,000

      5.625%, 7/1/2016 (Insured; FGIC)                                                        9,120,000                9,158,578

      5.625%, 7/1/2019 (Insured; FSA)                                                        11,550,000               11,137,896


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenues ( continued):

  Health, Hospital and Nursing Home:

      (Center for Nursing) 5.45%, 8/1/2017                                                    2,110,000                2,034,947

      (Frances Schervier Home)

         5.50%, 7/1/2017 (Insured; AGIC)                                                      4,000,000                3,761,560

      (Interfaith Medical Center):

         5.375%, 2/15/2013                                                                    4,580,000                4,399,640

         5.375%, 2/15/2015                                                                    5,065,000                4,744,436

      (Lakeside/Beikirch Nursing Home)

         6%, 2/1/2037 (Insured; FHA)                                                          5,000,000                4,868,300

      (Menorah Campus):

         5.95%, 2/1/2017 (Insured; FHA)                                                       3,000,000                3,011,700

         6.10%, 2/1/2037 (Insured; FHA)                                                       8,500,000                8,409,050

      Mental Health Services Facilities)

         5.125%, 8/15/2014 (Insured; MBIA)                                                    2,500,000                2,373,425

      (North Shore University Hospital at Forest Hills):

         5.50%, 11/1/2013 (Insured; MBIA)                                                     2,625,000                2,646,499

         5.50%, 11/1/2014 (Insured; MBIA)                                                     1,000,000                  999,450

   New York Medical College)

      6.875%, 7/1/2021 (Insured; FGIC)                                                       19,310,000               20,793,008

   (New York University):

      5.75%, 7/1/2016 (Insured; MBIA)                                                         2,300,000                2,340,572

      6%, 7/1/2017 (Insured; MBIA)                                                            3,500,000                3,641,190

   (State University Educational Facilities):

      5.875%, 5/15/2011                                                                      20,000,000               20,951,400

      7.50%, 5/15/2011                                                                        3,750,000                4,301,887

      5.50%, 5/15/2013                                                                       13,000,000               13,030,290

      5.50%, 5/15/2013 (Insured; FGIC)                                                        6,035,000                6,129,568

   (Upstate Community Colleges)

      5%, 7/1/2013 (Insured; AMBAC)                                                           6,305,000                5,991,263

New York State Energy Research and Development

  Authority:

    Electric Facilities Revenue:

         (Consolidated Edison Co. Project)

            7.125%, 12/1/2029                                                                13,000,000               14,263,860

         (Long Island Lighting Company Project):

            7.15%, 9/1/2019                                                                   8,930,000                9,625,826

            6.90%, 8/1/2022                                                                   1,715,000                1,792,569

            6.90%, 8/1/2022 (Prerefunded 1/21/2003)                                           1,295,000  (a)           1,400,504

            5.30%, 8/1/2025                                                                   5,200,000                4,558,164

      PCR (Central Hudson Gas)

         5.45%, 8/1/2027 (Insured; AMBAC)                                                     9,000,000                8,374,950

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------


NEW YORK (CONTINUED)

 New York State Environmental Facilities Corp.,

  State Water Pollution Control Revolving

  Fund Revenue (New York City Municipal

  Water Finance Authority Project):

      6.875%, 6/15/2010 (Prerefunded 6/15/2001)                                              10,800,000  (a)          11,425,104

      6.875%, 6/15/2010                                                                       2,540,000                2,677,211

      7.25%, 6/15/2010 (Prerefunded 6/15/2001)                                               15,500,000  (a)          16,479,290

      7.25%, 6/15/2010                                                                          565,000                  599,081

      7%, 6/15/2012 (Prerefunded 6/15/2001)                                                  21,105,000  (a)          22,363,913

      7%, 6/15/2012                                                                             555,000                  585,297

New York State Housing Finance Agency, Revenue:

   Health Facilities 6%, 5/1/2008                                                            10,000,000               10,390,800

   Housing Projects 6.10%, 11/1/2015 (Insured; FSA)                                          13,120,000               13,387,254

   Insured Multi-Family Mortgage 7%, 8/15/2022                                                4,495,000                4,729,190

   Multi-Family Housing Second Mortgage

      6.95%, 8/15/2024 (Insured; FHA)                                                         2,785,000                2,860,836

   Service Contract Obligation:

      5.375%, 9/15/2011                                                                      13,520,000               13,253,115

      5.50%, 9/15/2018                                                                       15,625,000               14,608,281

New York State Local Government Assistance Corp.:

   5%, 4/1/2012 (Insured; FGIC)                                                                 105,000                  101,659

   5.645%, 4/1/2012                                                                           6,900,000  (b,c)         6,460,884

   5.25%, 4/1/2013 (Insured; FGIC)                                                            6,000,000                5,889,600

   6%, 4/1/2024                                                                              17,005,000               16,927,967

New York State Medical Care Facilities Finance Agency, Revenue:

  FHA Insured Mortgage:

    (Montefiore Medical Center)

         5.75%, 2/15/2015 (Insured; AMBAC)                                                    8,750,000                8,756,825

      (New York Hospital)

         6.50%, 8/15/2029 (Insured; AMBAC)                                                   12,000,000               13,154,520

   Hospital and Nursing Home FHA Insured Mortgage:

      6.45%, 2/15/2009                                                                        2,455,000                2,600,238

      6.45%, 2/15/2009

         (Prerefunded 2/15/2003) (Insured; FHA)                                               3,335,000  (a)           3,567,716

      6.125%, 2/15/2015                                                                      13,270,000               13,551,059

      (Saint Luke's and Waterfront Nursing Homes):

         6.85%, 2/15/2012 (Insured; FHA)                                                      5,300,000                5,628,653

         6.85%, 2/15/2012

            (Insured; FHA) (Prerefunded 2/15/2002)                                              585,000  (a)             623,598

   Insured Long Term Health Care

      6.45%, 11/1/2010 (Insured; FSA)                                                        10,875,000               11,550,338

   Mental Health Services 6%, 2/15/2025

      (Insured; MBIA) (Prerefunded 2/15/2005)                                                 8,710,000  (a)           9,332,417


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)

New York State Mortgage Agency, Homeowner Mortgage,

  Revenue:

      5.10%, 10/1/2007                                                                          150,000                  149,054

      6.281%, 10/1/2007                                                                         860,000  (b,c)           849,147

      5.40%, 10/1/2010                                                                          160,000                  160,110

      6.881%, 10/1/2010                                                                       1,380,000  (b,c)         1,381,904

      5.55%, 10/1/2012                                                                          190,000                  185,892

      7.181%, 10/1/2012                                                                       2,405,000  (b,c)         2,301,008

      6%, 4/1/2017                                                                            6,000,000                6,033,480

      6.60%, 10/1/2019                                                                            5,000                    5,184

      9.68%, 10/1/2019                                                                        5,340,000  (b,c)         5,733,451

      6%, 10/1/2022                                                                           5,000,000                4,968,800

      6.20%, 10/1/2026                                                                          100,000                  101,352

      8.879%, 10/1/2026                                                                      14,000,000  (b,c)        14,378,560

      5.80%, 10/1/2028                                                                        8,995,000                8,789,824

      5.85%, 10/1/2028                                                                        9,975,000                9,494,903

      5.40%, 4/1/2029                                                                        10,000,000                8,887,100

New York State Power Authority, Revenue and General

   Purpose 6.625%, 1/1/2012 (Prerefunded 1/1/2002)                                            6,490,000  (a)           6,900,428

New York State Thruway Authority, Service Contract

  Revenue (Local Highway and Bridge):

      5.50%, 4/1/2004                                                                           250,000                  256,023

      6.806%, 4/1/2004                                                                        3,875,000  (b,c)         4,061,698

      5%, 4/1/2006                                                                              250,000                  248,310

      5.806%, 4/1/2006                                                                       10,660,000  (b,c)        10,527,176

      6%, 4/1/2011                                                                            5,000,000                5,178,350

      6%, 4/1/2012                                                                            6,195,000                6,370,442

      5.75%, 4/1/2013 (Insured; MBIA)                                                         7,185,000                7,628,315

      5.75%, 4/1/2016                                                                        35,950,000               35,183,546

New York State Urban Development Corp.:

  Correctional Capital Facilities:

      5.50%, 1/1/2016 (Insured; FSA)                                                          4,035,000                3,936,021

      5.625%, 1/1/2017 (Insured; FSA)                                                        10,240,000               10,052,198

   Local or Guaranteed Housing

      5.50%, 7/1/2016 (Insured; FHA)                                                         13,250,000               12,918,883

   State Facilities 5.70%, 4/1/2020 (Insured; MBIA)                                          20,000,000               19,749,400

Niagara Frontier Transportation Authority, Airport Revenue

  (Buffalo Niagara International Airport)

   5.625%, 4/1/2029 (Insured; MBIA)                                                           4,000,000                3,733,880

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glen Arden Inc. Project) 5.70%, 1/1/2028                                                  4,600,000                3,865,656

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Port Authority of New York and New Jersey:

   (Consolidated Bond 93rd Series) 6.125%, 6/1/2094                                          15,000,000               15,543,450

   (Consolidated Bond 99th Series):

      5.90%, 11/1/2012 (Insured; FGIC)                                                        6,840,000                7,064,352

      6%, 11/1/2013 (Insured; FGIC)                                                           5,810,000                5,997,198

   (Consolidated Bond 118th Series):

      5.20%, 9/15/2012 (Insured; FGIC)                                                        6,750,000                6,671,903

      5.25%, 9/15/2013 (Insured; FGIC)                                                        6,750,000                6,635,723

   (Consolidated Bond 125th Series):

      5%, 12/1/2010                                                                             155,000                  150,218

      6.447%, 12/1/2010                                                                       3,750,000  (b,c)         3,518,625

      5.25%, 12/1/2012                                                                          455,000                  442,269

      6.947%, 12/1/2012                                                                       3,000,000  (b,c)         2,832,120

   Special Obligation Revenue

      (JFK International Air Terminal-6):

         6.25%, 12/1/2014 (Insured; MBIA)                                                    10,000,000               10,701,200

         5.75%, 12/1/2022 (Insured; MBIA)                                                    24,000,000               23,505,600

Scotia Housing Authority, Housing Revenue

  (Coburg Village Inc. Project):

      6.15%, 7/1/2028                                                                         3,880,000                3,422,664

      6.20%, 7/1/2038                                                                        13,000,000               11,432,200

Suffolk County Industrial Development Agency:

  IDR (Nissequogue Cogen Partners Facility) :

      5.30%, 1/1/2013                                                                         2,250,000                2,092,072

      5.50%, 1/1/2023                                                                         3,500,000                3,098,760

   Solid Waste Disposal Facilities Revenue,

      (Ogden Martin Systems):

         5.75%, 10/1/2006 (Insured; AMBAC)                                                       25,000                   25,963

         7.24%, 10/1/2006 (Insured; AMBAC)                                                    4,925,000  (b,c)         5,304,225

Tompkins County Industrial Development Agency,

  Civic Facility Revenue (Ithacare Center Project)

   6.20%, 2/1/2037 (Insured; FHA)                                                             6,000,000                5,968,260

Triborough Bridge and Tunnel Authority,

  General Purpose Revenues:

      5%, 1/1/2014                                                                            5,000,000                4,773,400

      5.30%, 1/1/2017                                                                         9,185,000                8,670,824

      5.375%, 1/1/2019                                                                        5,400,000                5,074,650

      5.50%, 1/1/2030                                                                        10,540,000                9,774,901

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                         11,000,000               10,790,340

United Nations Development Corporation, Revenue:

  Senior Lien:

      5.10%, 7/1/2008                                                                           120,000                  117,910


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (continued)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------


NEW YORK (CONTINUED)

United Nations Development Corporation, Revenue (continued):

  Senior Lien (continued):

      5.967%, 7/1/2008                                                                        1,345,000  (b,c)         1,298,140

      5.20%, 7/1/2009                                                                           120,000                  118,138

      6.16%, 7/1/2009                                                                         1,540,000  (b,c)         1,492,198

      5.40%, 7/1/2014                                                                           105,000                  100,192

      6.545%, 7/1/2014                                                                          490,000  (b,c)           445,126

      5.60%, 7/1/2026                                                                         5,995,000                5,501,971

   Subordinated Lien:

      6.545%, 7/1/2014                                                                        1,315,000  (b,c)         1,167,510

      5.40%, 7/1/2014                                                                           120,000                  113,270

Watervliet Housing Authority, Residential Housing

  Revenue (Beltrone Living Center Project) :

      6%, 6/1/2028                                                                            1,800,000                1,670,310

      6.125%, 6/1/2038                                                                        6,800,000                6,259,060

Yonkers Industrial Development Agency,

  Civic Facilities Revenue (Saint Joseph's Hospital):

      6.15%, Series A 3/1/2015                                                                1,000,000                  917,180

      6.15%, Series C 3/1/2015                                                                3,500,000                3,210,130

U.S. RELATED--3.5%

Commonwealth of Puerto Rico, Public Improvement:

   5.50%, 7/1/2010 (Insured; FSA)                                                               500,000                  520,125

   7.346%, 7/1/2010                                                                           4,800,000  (b,c)         5,186,400

   5.50%, 7/1/2012 (Insured; MBIA)                                                            1,000,000                1,028,800

   5.50%, 7/1/2013 (Insured; MBIA)                                                            3,000,000                3,064,740

   5.25%, 7/1/2014 (Insured; MBIA)                                                            1,000,000                  985,440

   Zero Coupon, 7/1/2015 (Insured; MBIA)                                                      5,000,000                2,057,150

   5.25%, 7/1/2015 (Insured; MBIA)                                                            1,000,000                  968,420

   5.65%, 7/1/2015 (Insured; MBIA)                                                           10,000,000               10,181,400

   6%, 7/1/2026                                                                               5,000,000                5,464,900

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      6%, 7/1/2022                                                                            9,500,000               10,288,690

      5%, 7/1/2036                                                                            6,000,000                5,049,960

Puerto Rico Public Buildings Authority, Public

  Education and Health Facilities, Lease Revenue

  5.75%, 7/1/2015

   (Guaranteed; Commonwealth of Puerto Rico)                                                  4,250,000                4,260,795

Virgin Island Port Authority, Airport Revenue

   4.20%, 9/1/2002                                                                            2,720,000                2,672,917

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost 1,412,206,370)                                                                                            1,415,682,186

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--3.3%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK:

Long Island Power Authority, Electric Power and Light

  System Revenue, VRDN 3.90% (LOC: ABN Amro

   Bank, Morgan Guaranty Trust Co.)                                                           8,180,000  (d)           8,180,000

New York City, VRDN:

   3.90% (LOC; Morgan Guaranty Trust Co.)                                                    14,000,000  (d)          14,000,000

   3.90% (LOC; State Street Bank and Trust Co.)                                               2,000,000  (d)           2,000,000

   3.90% (Insured; MBIA, SBPA Credit Agricole

      Indosuez)                                                                               1,100,000  (d)           1,100,000

New York State Energy Research and Development

  Authority, PCR, VRDN (Niagara Mowhawk

  Power Corp.):

      3.80% (LOC; Bank One)                                                                   3,000,000  (d)           3,000,000

      3.85% (LOC; Canadian Imperial Bank)                                                    10,650,000  (d)          10,650,000

      3.90% (LOC; Toronto Dominion Bank)                                                      5,500,000  (d)           5,500,000

Port Authority of New York and New Jersey, Revenue,

  VRDN:

      3.45%                                                                                     500,000  (d)             500,000

      3.85% (SBPA; Bayerische Landesbank)                                                     4,000,000  (d)           4,000,000

      3.95% (SBPA; Bank of Nova Scotia)                                                         500,000  (d)             500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $49,430,000)                                                                                                 49,430,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,461,636,370)                                                           98.4%            1,465,112,186

CASH AND RECEIVABLES (NET)                                                                         1.6%               23,809,264

NET ASSETS                                                                                       100.0%            1,488,921,450


Summary of Abbreviations

AGIC                      Asset Guaranty Insurance

                             Company

AMBAC                     American Municipal Bond

                              Assurance Corporation

FGIC                      Financial Guaranty Insurance

                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond

                               Investors Assurance

                              Insurance Corporation

PCR                       Pollution Control

                             Revenue

SBPA                      Standby Bond Purchase

                             Agreement

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              38.1

AA                               Aa                              AA                                               13.2

A                                A                               A                                                31.3

BBB                              Baa                             BBB                                               6.4

F1                               MIG1                            SP1                                               3.4

Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                      7.6

                                                                                                                 100.0



(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30, 1999, THESE SECURITIES AMOUNTED TO $145,178,589 APPROXIMATELY 9.8% OF NET ASSETS.

(D) SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC CHANGE.(

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999 (Unaudited)

                                                              Cost         Value
--------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,461,636,370  1,465,112,18

Interest receivable                                                  25,674,529

Receivable for investment securities sold                               100,307

Prepaid expenses                                                         17,874

                                                                   1,490,904,896
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           725,678

Cash overdraft due to Custodian                                       1,041,479

Payable for shares of Common Stock redeemed                             116,472

Accrued expenses                                                         99,817

                                                                       1,983,446
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,488,921,450
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    1,471,621,52

Accumulated net realized gain (loss) on investments                  13,824,105

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             3,475,816
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,488,921,450
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)     103,207,993

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.43

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     43,561,279

EXPENSES:

Management fee--Note 3(a)                                            4,572,166

Shareholder servicing costs--Note 3(b)                               1,397,368

Custodian fees                                                          43,246

Professional fees                                                       29,878

Prospectus and shareholders' reports                                    21,432

Directors' fees and expenses--Note 3(c)                                 18,645

Registration fees                                                       12,407

Loan commitment fees--Note 2                                             1,476

Miscellaneous                                                           27,207

TOTAL EXPENSES                                                       6,123,825

Less--reduction in management fee due to undertaking--Note 3(a)       (411,504)

NET EXPENSES                                                         5,712,321

INVESTMENT INCOME--NET                                              37,848,958
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              3,646,542

Net unrealized appreciation (depreciation) on investments         (90,895,537)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (87,248,995)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (49,400,037)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                        November 30, 1999           Year Ended

                                              (Unaudited)         May 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         37,848,958           78,682,770

Net realized gain (loss) on investments         3,646,542           14,895,176

Net unrealized appreciation (depreciation)
   on investments                             (90,895,537)         (20,662,130)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (49,400,037)          72,915,816
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (38,478,494)         (78,484,913)

Net realized gain on investments                     --            (14,454,384)

TOTAL DIVIDENDS                               (38,478,494)         (92,939,297)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 100,916,814          397,489,518

Dividends reinvested                           27,010,820           65,752,265

Cost of shares redeemed                      (153,240,564)        (513,298,230)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (25,312,930)         (50,056,447)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (113,191,461)         (70,079,928)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,602,112,911        1,672,192,839

END OF PERIOD                               1,488,921,450        1,602,112,911

Undistributed investment income--net                  --               629,536
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,895,809           25,567,907

Shares issued for dividends reinvested          1,843,018            4,224,063

Shares redeemed                               (10,424,337)         (33,021,965)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,685,510)          (3,229,995)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                         November 30, 1999                                Year Ended May 31,
                                                                        ------------------------------------------------------

                                                (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.27         15.47         14.97          14.64         15.19         15.06

Investment Operations:

Investment income--net                                 .37           .74           .75            .76           .79           .84

Net realized and unrealized
   gain (loss) on investments                         (.84)         (.06)          .63            .41          (.51)          .23

Total from Investment Operations                      (.47)          .68          1.38           1.17           .28          1.07

Distributions:

Dividends from investment
   income--net                                        (.37)         (.74)         (.74)          (.76)         (.79)         (.84)

Dividends from net realized gain
   on investments                                       --          (.14)         (.14)          (.08)         (.04)         (.08)

Dividends in excess of net realized
   gain on investments                                  --            --            --             --            --          (.02)

Total Distributions                                   (.37)         (.88)         (.88)          (.84)         (.83)         (.94)

Net asset value, end of period                       14.43         15.27         15.47          14.97         14.64         15.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (6.14)(a)      4.47          9.36           8.14          1.84          7.55
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                   .75(a)       .75           .73            .74           .71           .72

Ratio of net investment income
   to average net assets                               4.95(a)      4.77          4.86           5.10          5.24          5.70

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                      .05(a)           .01        .00(b)             --            --            --

Portfolio Turnover Rate                           16.07(c)         20.77         35.86          74.46         81.93         49.03
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   1,488,921     1,602,113     1,672,193      1,702,686     1,698,678     1,879,197

(A)  ANNUALIZED.

(B)  AMOUNT REPRESENTS LESS THAN .01%.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 (the "Act"), as a non-diversified, open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities
transactions   are   recorded   on   the   identified   cost   basis.   Interes

income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of
the    Facility.    Interest    is     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions, commitment fees and extraordinary expenses, exceed 1(1)/2% of the value of the fund's average net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken, from June 1, 1999 through November 30, 1999 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate annual expenses (exclusive of certain expenses as described above) exceeded an annual rate of .75 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking amounted to $411,504 during the period ended November 30, 1999.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1999, the fund was charged $1,061,382 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $226,432 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund' s Exchange privilege. During the period ended November 30, 1999, redemption fees retained by the fund amounted to $2,585.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1999, amounted to $237,898,551 and $303,329,742, respectively.

At November 30, 1999, accumulated net unrealized appreciation on investments was $3,475,816, consisting of $32,400,591 gross unrealized appreciation and $28,924,775 gross unrealized depreciation.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

NOTES

                                                           For More Information

                           Dreyfus New York Tax Exempt

                        Bond Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

The Bank of New York

100 Church Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

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(c) 2000 Dreyfus Service Corporation                                  980SA9911